CHAIRMAN'S MESSAGE

Your Fund's Objective:

The Franklin Federal Money Fund seeks to provide a high level of current income, consistent with liquidity and preservation of capital. The fund invests all of its assets in the shares of The U.S. Government Securities Money Market Portfolio (the Portfolio), which has the same investment objective. At present, it is the Portfolio's policy to limit its investments to U.S. Treasury bills, notes and bonds, and to repurchase agreements collateralized by such securities.1 The fund attempts to maintain a stable net asset value of $1.00 per share.2

1. U.S. government securities owned by the Portfolio, or held under repurchase agreement, but not shares of the fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest.

2. Please remember, an investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution, and there can be no assurance that the fund will be able to maintain a net asset value of $1.00 per share.

February 18, 1997

Dear Shareholder:

We are pleased to bring you the Franklin Federal Money Fund's semi-annual report for the period ended December 31, 1996.

Moderate economic growth and mild inflation characterized the six months under review. This relatively stable environment eliminated the need for the Federal Reserve Board (Fed) to adjust monetary policy, and the federal funds rate (the interest rate banks charge each other for overnight loans) remained at 5.25% throughout the period.

Since we maintained a relatively neutral-weighted average maturity during the reporting period, the fund's seven-day yield reflected the stable federal funds rate. The fund's seven-day effective yield began the period at 4.60% and finished the period at 4.32%.

We continue to invest in the highest quality money market securities available. Since the fund's objective is to provide shareholders with a high-quality, conservative investment, we do not invest in leveraged derivatives or other potentially volatile securities that we believe involve undue risk.

Looking forward, we expect the economy to proceed on its path of slow growth without the threat of higher inflation. Assuming these conditions continue, the Fed should have little reason to make any policy moves, and we believe short-term rates are likely to remain stable. However, changes in monetary policy are linked to the performance of the economy, and if the economy strengthens, the Fed may raise short-term interest rates in an effort to control potentially accelerating inflation.

This discussion reflects the strategies we employed for the fund during the six months under review and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

As a Franklin Federal Money Fund shareholder, you continue to benefit from convenient, easy access to your money, and a high degree of credit safety. You can also enjoy a wide range of services, including draft writing for amounts of $100 or more, free draft books, and access to TeleFACTS(R), our around-the-clock automated customer service line.

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.

Sincerely,





Charles B. Johnson

Chairman

Franklin Federal Money Fund



Performance Summary

Franklin Federal Money Fund
December 31, 1996

Seven-day annualized yield         4.23%
Seven-day effective yield*         4.32%


*The seven-day effective yield assumes the compounding of daily dividends, and reflects fluctuations in interest rates on portfolio investments, as well as fund expenses. Yields should be viewed in terms of the current, low rate of inflation -- just as high inflation usually results in higher yields, low inflation often results in lower yields. Past performance is not predictive of future results.

Franklin Advisers, Inc., the fund's administrator and the manager of the fund's underlying portfolio, has agreed in advance to waive a portion of its fees, which reduces expenses and increases yield to shareholders. Without these reductions, the fund's yield would have been lower. The fee waiver may be discontinued at any time upon notice to the fund's Board of Directors.


FRANKLIN FEDERAL MONEY FUND

Statement of Investments in Securities and Net Assets, December 31, 1996 (unaudited)

                                                                                                       Value
Shares                                                                                                (Note 1)
               Mutual Funds 100.1%

 124,895,355   The U.S. Government Securities Money Market Portfolio (Note 1) ..................    $124,895,355
                                                                                                    -------------
                          Total Investments (Cost $124,895,355)100.1% ..........................     124,895,355
                          Liabilities in Excess of Other Assets  (0.1%) ........................         (76,608)
                                                                                                    -------------
                          Net Assets  100.0% ...................................................    $124,818,747
                                                                                                    =============


At December 31, 1996, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.


The accompanying notes are an integral part of these financial statements.

FRANKLIN FEDERAL MONEY FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 1996 (unaudited)

Assets:
 Investments in securities,
  at value and cost                        $124,895,355
 Cash                                            22,519
 Receivable from capital shares sold                545
                                           ------------
      Total assets                          124,918,419
                                           ------------

Liabilities:
 Payables:
  Administration fees                            46,393
  Shareholder servicing costs                    22,816
  Capital shares repurchased                     12,853
  Distributions to shareholders                     191
 Accrued expenses and other liabilities          17,419
                                           ------------
      Total liabilities                          99,672
                                           ------------

Net assets (equivalent to $1.00 per share
 based on 124,818,747 shares of capital
 stock outstanding)                        $124,818,747
                                           ============


Statement of Operations
for the six months ended December 31, 1996 (unaudited)

Investment income:
 Dividends                                   $3,424,010
Expenses:
 Administration fees (Note 4)        $278,629
 Shareholder servicing costs
  (Note 4)                             96,774
 Reports to shareholders               64,301
 Registration fees                     29,511
 Directors' fees and expenses           5,996
 Professional fees                      5,848
 Other                                  5,949
                                      -------

      Total expenses                            487,008
                                             ----------
Net investment income                        $2,937,002
                                             ==========


Statements of Changes in Net Assets
for the six months ended December 31, 1996 (unaudited) and the year ended June 30, 1996

                             Six Months      Year
                               ended        ended
                             December 31,  June 30,
                               1996          1996
                           ----------   --------------
Increase (decrease)
 in net assets:
 Operations:
  Net investment income    $ 2,937,002     $ 5,946,887
                           ----------   --------------
Distributions to
 shareholders from
 undistributed net
 investment income:         (2,937,002)     (5,946,887)
Decrease in net assets
 from capital share
 transactions (Note 2)      (2,839,929)     (11,627,384)
                           ----------   --------------
      Net decrease
        in net assets       (2,839,929)     (11,627,384)
Net assets (there is
 no undistributed net
 investment income
 at beginning or end
 of period)
  Beginning of period      127,658,676      139,286,060
                           ----------   --------------
  End of period           $124,818,747    $127,658,676
                           ==========   ==============

The accompanying notes are an integral part of these financial statements.

FRANKLIN FEDERAL MONEY FUND

Notes to Financial Statements (unaudited)



1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Federal Money Fund (the Fund) is a no-load, open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The investment objectives of the Fund are high current income consistent with capital preservation and liquidity.

The Fund invests substantially all of its assets in The U.S. Government Securities Money Market Portfolio (the Portfolio), which is a no-load, open-end, diversified management investment company having the same investment objectives as the Fund. The financial statements of the Portfolio, including the Statement of Investments in Securities and Net Assets, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

On December 13, 1994, the Board of Directors authorized a change in the fiscal year end of the Fund from November 30 to June 30.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

The Fund holds Portfolio shares that are valued at its proportionate interest in the net asset value of the Portfolio. As of December 31, 1996, the Fund owns 46.59% of the Portfolio.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Net investment income includes income, calculated on an accrual basis, and estimated expenses which are accrued daily. The total available for distributions is computed daily and includes the net investment income, plus or minus any gains or losses on security transactions and any changes in unrealized portfolio appreciation or depreciation.

Distributions are normally declared for each day the New York Stock Exchange is open for business, equal to the total available for distributions (as defined above), and are payable to shareholders of record as of the close of business the preceding day. Such distributions are automatically reinvested daily in additional shares of the Fund at net asset value.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2.  CAPITAL STOCK

At December 31, 1996, there was 5,000,000,000 shares of no par value capital stock authorized. Transactions in the Fund's shares at $1.00 per share were as follows:


                                                    Six Months ended    Year ended
                                                    December 31, 1996  June 30, 1996
                                                       -----------      -----------

SHARES SOLD.........................................  $128,376,217      $257,198,735
Shares issued in reinvestment of distributions .....     2,940,124         5,923,724
Shares redeemed ....................................  (134,156,270)     (274,749,843)
                                                       -----------      -----------
Net decrease .......................................  $ (2,839,929)    $ (11,627,384)
                                                        ===========      ===========

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities for the six months ended December 31, 1996 aggregated $66,567,863 and $75,218,591, respectively.


4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Administration Agreement:

Under the terms of an administration agreement, Franklin Advisers, Inc. (Advisers) provides various administrative, statistical, and other services and receives fees computed monthly on the average daily net assets of the Fund as follows:

       Annualized Fee Rate Average Daily Net Assets
       ------------------  -------------------------------------------------
             0.455%        First $100 million
             0.330%        Over $100 million, up to and including $250 million
             0.280%        Over $250 million

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the six months ended December 31, 1996 aggregated $96,774, of which $87,507 was paid to Investor Services.

c. Other Affiliated Parties and Transactions:

Certain officers and directors of the Fund are also officers and/or directors of Advisers and Investor Services (all wholly-owned subsidiaries of Franklin Resources, Inc.), and of the Portfolio.


5. FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period are as follows:


                                                       Six Months
                                                         ended             Year ended           Year ended
                                                       December 31,         June 30,            November 30,
                                                     ---------------   ------------------    -------------------
                                                           1996         1996      1995***     1994        1993
                                                         ---------     -------    -------    -------     -------
Per Share Operating Performance
Net asset value at beginning of period...............     $1.00       $1.00       $1.00      $1.00        $1.00
                                                         ---------     -------    -------    -------     -------

Net investment income................................      0.023       0.047       0.029      0.031        0.022
Distributions from net investment income.............     (0.023)     (0.047)     (0.029)    (0.031)      (0.022)
                                                         ---------     -------    -------    -------     -------
Net asset value at end of period.....................     $1.00       $1.00       $1.00      $1.00        $1.00
                                                         =========     =======    =======    =======     =======

Total Return**.......................................      2.29%       4.80%       2.92%      3.15%        2.22%

Ratios/Supplemental Data

Net assets at end of period (in 000's)...............     $124,819    $127,659    $139,286   $168,530   $120,933

Ratio of expenses to average net assets++............      0.90%*+     0.84%+      0.87%*+    0.98%+       0.90%
Ratio of net investment income to average net assets.      4.53%*      4.71%       4.93%*     3.15%        2.20%

*Annualized

**Total return measures the change in value of an investment over the periods indicated. It is not annualized. It assumes reinvestment of dividends and capital gains at net asset value.

***For the seven months ended June 30, 1995.

+++For the six months ended December 31,1996.

++Effective with fiscal year 1994, the expense ratio includes the Fund's share of Portfolio's allocated expenses.

+During the periods indicated, Advisers agreed in advance to waive a portion of the Portfolio's management fees. Had such action not been taken, the Fund's ratio of expenses to average net assets would have been as follows:

                                                          Ratio of
                                                          Expenses
                                                         to Average
                                                        Net Assets++
                                                       --------------
      1994............................................      0.99%
      1995***.........................................      0.88%*
      1996............................................      0.86%
      1996+++.........................................      0.93%*